UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07760

KEELEY Small Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

401 South LaSalle Street Suite 1201 Chicago, Illinois	60605
(Address of principal executive offices)	(Zip code)

Copy to:
John L. Keeley, Jr. Keeley Asset Management Corp. 401 South LaSalle Street Suite 1201 Chicago, Illinois 60605	Stephen E. Goodman Meltzer Purtill & Stelle LLC 1515 E. Woodfield Road Schaumburg, Illinois 60173

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312)786-5000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2005

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)

LETTER TO SHAREHOLDERS

Dear Shareholder,

During the past six months from October 1, 2004 through March 31, 2005, the Fund’s net assets grew to $462,328,235 and the number of shareholders was 17,950. For the six month period ending March 31, 2005, the portfolio turnover was 13.02% and the expense ratio declined to 1.51%. The Fund’s portfolio is widely diversified with investments in 149 companies. The Fund is registered for sale in all 50 states and the District of Columbia. Our broker dealer network totals over 200 broker dealers and trust entities.

As of this date, the Fund was rated five of five stars by Morningstar among 76 Small Blend funds for the 10-year period. The KEELEY Small Cap Value Fund, Inc. received five of five stars for the three year period (among 354 funds) and five of five stars (among 253 funds) for the five year period Morningstar ratings reflect historial risk adjusted performance as of 3/31/05 and are subject to change every month. Morningstar ratings are based on a risk adjusted return measure that accounts for variation in a Fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The overall rating is a weighted average of the three-, five-, and 10-year returns. The top 10% are labeled five stars, the next 22.5% are labeled four stars, the next 35% are labeled three stars, the next 22.5% are labeled two stars and the bottom 10% one star.

There are risks associated with an investment in small-cap mutual funds, such as smaller product lines and market shares, and limited available information. You should consider the investment objectives, risks and charges and expenses of the investment company carefully before investing. For further details regarding such risks, including information on fees and expenses please refer to the Fund’s prospectus. Read the Prospectus carefully before investing.

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge

For the quarter ended March 31, 2005, the Fund’s total return was +0.18% versus a return of –5.34% for the Russell 2000 Index and –2.15% for the S&P 500 Index. For the one year ending March 31, 2005, the Fund’s average annual return was +24.41% versus +5.41% for the Russell 2000 Index and +6.69% for the S&P 500 Index. For the five year period the Fund’s average annual return was +16.90% versus +4.01% for the Russell 2000 Index and –3.16% for the S&P 500 Index. Since inception, October 1, 1993, the Fund’s average annual return was +15.46% versus +9.51% for the Russell 2000 Index and +10.56% for the S&P 500 Index. Performance Data does not reflect the deduction of the sales load or fee, and that, if reflected, the load or fee would reduce the performance quoted.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and the current performance my be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

After a strong showing in the fourth quarter of 2004, the equity markets got off to a lackluster start to begin the New Year. Oil prices continued to capture the attention of investors throughout the quarter as oil prices resumed their upward trend from $45 per barrel in early January to $55 by quarter’s end. The latest statistics on producer and consumer prices showed that inflation was picking up, in large part due to this spike in energy prices. Apart from the energy component, however, trends in overall pricing pressure seemed contained.

During the six months, the Federal Reserve continued to push short term interest rates higher, bringing the Fed Funds Rate to 2.75%. Since their cycle of tightening began last June, the Fed has now raised rates on seven occasions. Interestingly, the yield on the ten-year treasury bond stands essentially at the same level (4.5%) that it was when these rate hikes began-the flattening shape of the yield curve could suggest that inflationary pressures are being reigned in.

The economy continues to press forward at a steady pace. The service and housing sectors remain strong; productivity and industrial activity are increasing at a solid pace. In this environment, we remain encouraged by the continuing resurgence of industrial companies in the U.S. and return of the pricing power for these companies. We also note that GDP growth is forecast to average over 3% throughout 2005.

In the period ahead, we expect this stock market gridlock to resolve itself with a modest upward bias as first quarter earnings are released. Tempering this is the possibility that the Federal Reserve System will raise rates in larger increments than the recent ¼ point. In addition, the effect of Sarbanes-Oxley are impacting the earnings of smaller corporations. This is delaying filings in many instances. We believe that this will cause many small companies to go private to avoid these regulations.

Meanwhile, our corporate restructuring universe has been active both in terms on new announcements as well as a pick-up in merger and acquisition activity. During the quarter, two of our holdings agreed to be acquired at premium valuations: Pulitzer Inc. agreed to be acquired by Lee Enterprises at $64 per share and Magnum Hunter Resources agreed to be acquired by Cimarex Energy at $16 per share. Shortly after the quarter ended Shopko Stores Inc. agreed to be acquired at $24 per share by a private equity firm. At March 31, 2005, the percent of assets the Fund held in these companies were 0.84% in Cimarex and 0.90% in Shopko.

Within this environment, we remain committed to our value driven strategy which buys stock of relatively unknown (spin-offs) and out of favor (below actual or perceived book value) companies. This lack of Wall Street coverage and sponsorship allows us to buy stock at a discount to our assessment of fair market value.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.

President

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended March 31, 2005, the Fund’s total return was –4.33% versus a return of –5.34% for the Russell 2000 Index and –2.15% for the S&P 500 Index. For the one year ending March 31, 2005, the Fund’s average annual return was +18.81% versus +5.41% for the Russell 2000 Index and +6.69% for the S&P 500 Index. For the five year period the Fund’s average annual return was +15.83% versus +4.01% for the Russell 2000 Index and –3.16% for the S&P 500 Index. Since inception, October 1, 1993, the Fund’s average annual return was +15.00% versus +9.51% for the Russell 2000 Index and +10.56% for the S&P 500 Index.

Index Comparison

Comparison of a Hypothetical $10,000 Investment

in the KSCVX*, S&P 500®** and Russell 2000**

Average annual total returns***

for the periods ended March 31, 2005

	12 months ended 3/31/05	5 years ended 3/31/05	10 years ended 3/31/05	Since Commencement of Operations 10/1/93 to 3/31/05
KSCVX	+24.41%	+16.90%	+17.36%	+15.46%
KSCVX (includes max 4 1/2% front-end load)	+18.81%	+15.83%	+16.82%	+15.00%
S&P 500® Index	+6.69%	–3.16%	+10.79%	+10.56%
Russell 2000 Index	+5.41%	+4.01%	+10.43%	+9.51%

*	Performance graph includes deduction of 4 1/2% front end load.
**	The S&P 500® Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization. All Indexes are unmanaged and returns include reinvested dividends.
***	PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures and a record of the Fund’s proxy votes for the year ended June 30, 2004 are available (i) without charge, upon request, by calling toll free 1-888-933-5391; (ii) on the Fund’s website at www.keeleyfunds.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov. These Forms may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information may also be obtained by calling 1-888-933-5391.

RENEWAL OF INVESTMENT ADVISORY CONTRACT

In November 2004, the Board of Directors of the Fund considered renewal of the Fund’s Investment Advisory Agreement. In considering renewal, the Board reviewed the following factors: (i) the Fund’s expense ratio, (ii) the Fund’s performance on a short-term and long-term basis and relative to a list of nine other funds deemed somewhat comparable to the Fund, the Russell 2000 Index and the S&P® 500 Index; (iii) the Fund’s management fee; (iv) the overall performance of the market as measured by the Russell 2000 Index and the S&P® 500 Index; (v) the total fees collected by the Adviser and its affiliates from the Fund and its shareholders; and (vi) the range and quality of the services offered by the Adviser. In evaluating the Fund’s expenses, the Board first reviewed expenses for funds in the Fund’s S&P Style Name Category as defined by Strategic Insight, and a selected group of ten funds (including the Fund) with net assets ranging from $17.0 million to $641.0 million. The S&P Style Name Category showed average expenses of 1.59%, median expenses of 1.50%, and average net assets of $282 million, which put the Fund at the higher end of the expense category (at 250 out of 386), but still one of the smaller funds in the category. The Board then reviewed the various categories of expenses, and considered those which were likely to go continue to go down as a percentage of Fund assets as fund size increases. The Board reviewed the Lipper Benchmark advisory fee numbers, which showed that the Fund’s 1.00% fee was on the high side of advisory fees. The Board also reviewed information related to the other benefits which affiliates of the Adviser received as a result of their relationship with the Fund, including brokerage fees paid to Keeley Investment Corp. The Board paid particular attention to the Fund’s performance, both over its entire history and on the shorter term, and acknowledged that the Fund had significantly out-performed the Russell 2000 Index and the S&P 500® Index in fiscal 2004, and on an average annual 3-year, 5-year and ten-year basis, and the Board indicated that it was pleased with that record. The Board discussed the Fund’s unusual characteristics—its focus on special situations—companies coming out of bankruptcy, restructuring, spin-offs and S&L and insurance conversions, and the additional effort required to focus on those issues. In evaluating performance, the Board first reviewed data from that same group of funds for a one and three year period, and against the S&P 500®, the Russell 2000 and the Lipper Benchmark. After considering all of these factors, but with particular reference to the Fund’s performance, the Board concluded that the Adviser provided excellent and unique services to the Fund, based on the unusual investment criteria, that there was a substantial cost to the adviser to provide those services, that the performance had been excellent, that the Fund had received value for its cost of advisory services, and based on those factors, renewed the Advisory Agreement.

KEELEY Small Cap Value Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2005

(Unaudited)

ASSETS:

Investments at value (cost $384,249,675)	$468,867,001

Cash	36

Receivable for investments sold	655,325

Receivable for shares issued	7,399,741

Dividends and interest receivable	214,945

Prepaid expenses	42,037

Total Assets	477,179,085

LIABILITIES:

Payable for investments purchased	12,288,438

Payable for shares redeemed	2,042,912

Payable to Adviser	378,374

Accrued 12b-1 fees	95,098

Other accrued expenses	46,028

Total Liabilities	14,850,850

NET ASSETS	$462,328,235

NET ASSETS CONSIST OF:

Capital stock	$374,151,467

Accumulated net investment loss	(643,044)

Undistributed net realized gain on investments	4,202,486

Net unrealized appreciation on investments	84,617,326

NET ASSETS	$462,328,235

CAPITAL STOCK, $0.01 par value

Authorized	100,000,000

Issued and outstanding	12,160,660

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$38.02

MAXIMUM OFFERING PRICE PER SHARE ($38.02 / 0.955)	$39.81

KEELEY Small Cap Value Fund, Inc.

STATEMENT OF OPERATIONS

For The Six Months Ended March 31, 2005

(Unaudited)

INVESTMENT INCOME:

Dividend income (net of $1,116 of foreign withholding taxes)	$1,618,275

Interest income	137,753

Total Investment Income	1,756,028

EXPENSES:

Investment advisory fees	1,585,954

12b-1 fees	396,489

Administration fees	104,229

Professional fees	91,818

Transfer agent fees and expenses	77,799

Custody fees	48,635

Federal and state registration fees	38,480

Fund accounting fees	24,247

Reports to shareholders	13,637

Directors’ fees	10,470

Other	7,314

Total Expenses	2,399,072

NET INVESTMENT LOSS	(643,044)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS :

Net realized gain on investments	4,212,646

Change in net unrealized appreciation on investments	33,442,191

Net Gain on Investments	37,654,837

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,011,793

See notes to the financial statements.

KEELEY Small Cap Value Fund, Inc.

SCHEDULE OF INVESTMENTS

March 31, 2005

(Unaudited)

Number of Shares			Value
	COMMON STOCKS	95.82%

	Aerospace/Defense	2.22%
217,500	GenCorp, Inc.		$4,350,000
900	Moog, Inc., Class A*		40,680
47,000	Moog, Inc., Class B*		2,138,500
119,000	Teledyne Technologies, Inc.*		3,724,700

			10,253,880

	Auto Parts and Equipment	1.09%
166,500	Tenneco Automotive, Inc.*		2,074,590
205,000	Titan International, Inc.		2,945,850

			5,020,440

	Banks	0.95%
72,000	PrivateBancorp, Inc.		2,261,520
45,000	Wintrust Financial Corp.		2,119,050

			4,380,570

	Building Materials	0.78%
67,000	Texas Industries, Inc.		3,601,250

	Coal	2.48%
147,500	Alpha Natural Resources, Inc.*		4,228,825
165,000	Foundation Coal Holdings, Inc.		3,879,150
84,000	Massey Energy Co.		3,363,360

			11,471,335

	Commercial Services	3.33%
154,000	Adesa, Inc.		3,597,440
105,000	Interactive Data Corp.*		2,178,750
110,000	Midas, Inc.*		2,511,300
180,000	PHH Corp.*		3,936,600
201,700	Standard Parking Corp.*		3,172,741

			15,396,831

	Distribution / Wholesale	0.61%
100,000	WESCO International, Inc.*		2,800,000

	Diversified Financial Services	3.84%
50,000	CIT Group, Inc.		1,900,000
246,500	Epoch Holding Corp.*		1,170,875
46,500	Jefferies Group, Inc.		1,752,120
328,000	LaBranche & Co., Inc.*		3,050,400
78,000	Piper Jaffray Companies, Inc.*		2,854,020
163,000	SWS Group, Inc.		2,612,890
395,000	Van der Moolen Holding N.V. ADR*		2,820,300
80,000	Waddell & Reed Financial, Inc.		1,579,200

			17,739,805

	Electric	4.50%
107,500	Allegheny Energy, Inc.*		2,220,950
770,000	Aquila, Inc.*		2,949,100

Number of Shares			Value
	Electric (continued)
720,000	Calpine Corp.*		$2,016,000
165,000	CenterPoint Energy, Inc.		1,984,950
240,000	CMS Energy Corp.*		3,129,600
135,000	Duquesne Light Holdings, Inc.		2,419,200
89,000	Florida Public Utilities Co.		1,673,200
195,000	Reliant Energy, Inc.*		2,219,100
102,500	Westar Energy, Inc.		2,218,100

			20,830,200

	Electrical Components & Equipment	2.59%
55,000	Ametek, Inc.		2,213,750
297,500	General Cable Corp.*		3,590,825
182,500	Insteel Industries, Inc.*		2,741,150
195,000	Superior Essex, Inc.*		3,447,600

			11,993,325

	Electronics	1.76%
205,000	Methode Electronics, Inc., Class A		2,482,550
76,500	Thomas & Betts Corp.*		2,470,950
98,000	Watts Water Technologies, Inc.		3,195,780

			8,149,280

	Energy—Alternate Sources	1.95%
350,800	Danielson Holdings Corp.*		6,051,300
220,000	KFX, Inc.*		2,948,000

			8,999,300

	Engineering and Construction	2.28%
64,000	Chicago Bridge & Iron Co. N.V.		2,817,920
221,000	Foster Wheeler, Ltd.*		3,845,400
205,000	McDermott International, Inc.*		3,880,650

			10,543,970

	Entertainment	1.34%
165,000	Pinnacle Entertainment, Inc.*		2,755,500
137,000	Vail Resorts, Inc.*		3,459,250

			6,214,750

	Food	2.61%
162,500	Chiquita Brands International, Inc.		4,351,750
205,000	Del Monte Foods Co.*		2,224,250
92,500	Flowers Foods, Inc.		2,609,425
61,000	Ralcorp Holdings, Inc.		2,888,350

			12,073,775

	Forest Products and Paper	1.99%
57,000	Deltic Timber Corp.		2,228,700
167,500	Longview Fibre Co.		3,142,300
114,000	Neenah Paper, Inc.		3,832,680

			9,203,680

See notes to the financial statements.

KEELEY Small Cap Value Fund, Inc.

SCHEDULE OF INVESTMENTS

March 31, 2005

(Unaudited)

Number of Shares			Value
	Hand/Machine Tools	0.77%
124,000	Regal-Beloit Corp.		$3,569,960

	Healthcare—Products	0.69%
89,000	Sybron Dental Specialties, Inc.*		3,195,100

	Healthcare—Services	0.52%
182,000	Emeritus Corp.*		2,387,840

	Holdings Company—Diversified	1.63%
77,000	Leucadia National Corp.		2,644,950
268,500	National Patent Development Corp.*		765,225
97,000	Walter Industries, Inc.		4,127,350

			7,537,525

	Home Builders	2.00%
307,500	Champion Enterprises, Inc.*		2,890,500
115,000	Levitt Corp.		2,948,600
113,000	WCI Communities, Inc.*		3,399,040

			9,238,140

	Home Furnishings	0.09%
20,000	Furniture Brands International, Inc.		436,200

	Household Products	0.67%
157,500	Water Pik Technologies, Inc.*		3,102,750

	Insurance	3.41%
200,000	Conseco, Inc.*		4,084,000
387,500	Crawford & Co.		2,770,625
54,000	Fidelity National Financial, Inc.		1,778,760
350,000	Meadowbrook Insurance Group, Inc.*		1,837,500
242,500	The Phoenix Companies, Inc.		3,099,150
48,000	Unitrin, Inc.		2,179,200

			15,749,235

	Iron/Steel	3.30%
245,000	AK Steel Holding Corp.*		2,709,700
126,000	Allegheny Technologies, Inc.		3,037,860
167,500	Oregon Steel Mills, Inc.*		3,852,500
250,000	Ryerson Tull, Inc.		3,167,500
81,000	Wheeling-Pittsburgh Corp.*		2,515,050

			15,282,610

	Lodging	3.22%
118,000	Aztar Corp.*		3,370,080
99,000	Gaylord Entertainment Co.*		3,999,600
138,000	Marcus Corp.		2,829,000
180,000	Orient-Express Hotels, Ltd.		4,698,000

			14,896,680

Number of Shares			Value
	Machinery—Construction and Mining	1.90%
88,000	Bucyrus International, Inc.		$3,437,280
78,000	Joy Global, Inc.		2,734,680
60,000	Terex Corp.*		2,598,000

			8,769,960

	Machinery—Diversified	4.38%
130,000	Flowserve Corp.*		3,363,100
107,000	Gardner Denver, Inc.*		4,227,570
362,500	Global Power Equipment Group, Inc.*		3,472,750
80,000	Manitowoc Co., Inc.		3,231,200
93,000	Sauer-Danfoss, Inc.		2,104,590
187,500	Westinghouse Air Brake Technologies Corp.		3,841,875

			20,241,085

	Media	1.37%
215,000	Gray Television, Inc.		3,111,050
192,500	Journal Register Co.*		3,214,750

			6,325,800

	Metal Fabricate/Hardware	3.21%
232,500	AM Castle & Co.*		2,929,500
156,000	CIRCOR International, Inc.		3,845,400
120,000	Commercial Metals Co.		4,066,800
78,500	Timken Co.		2,146,190
205,000	Wolverine Tube, Inc.*		1,834,750

			14,822,640

	Mining	1.98%
215,000	Brush Engineered Materials, Inc.*		4,091,450
143,000	Compass Minerals International, Inc.		3,639,350
90,000	Oglebay Norton Co.*		1,426,500

			9,157,300

	Miscellaneous Manufacturing	3.62%
68,000	The Brink’s Co.		2,352,800
95,500	EnPro Industries, Inc.*		2,626,250
239,000	GP Strategies Corp.*		1,713,630
149,500	Griffon Corp.*		3,200,795
232,500	Hexcel Corp*		3,606,075
330,000	Jacuzzi Brands, Inc.*		3,220,800

			16,720,350

	Oil and Gas	10.90%
242,500	Carrizo Oil & Gas, Inc.*		4,120,075
126,000	Chesapeake Energy Corp.		2,764,440
99,000	Cimarex Energy Co.*		3,861,000
150,000	Comstock Resources, Inc.*		4,311,000
90,000	Encore Acquisition Co.*		3,717,000

See notes to the financial statements.

KEELEY Small Cap Value Fund, Inc.

SCHEDULE OF INVESTMENTS

March 31, 2005

(Unaudited)

Number of Shares			Value
	Oil and Gas (continued)
195,000	Goodrich Petroleum Corp.*		$4,120,350
207,500	KCS Energy, Inc.*		3,187,200
660,000	Parker Drilling Co.*		3,795,000
100,000	Plains Exploration & Production Co.*		3,490,000
75,000	Quicksilver Resources, Inc.*		3,654,750
148,000	Range Resources Corp.		3,457,280
105,000	Remington Oil & Gas Corp.*		3,309,600
71,000	Spinnaker Exploration Co.*		2,522,630
100,000	Whiting Petroleum Corp.*		4,078,000

			50,388,325

	Oil and Gas Services	3.35%
87,000	FMC Technologies, Inc.*		2,886,660
237,500	Key Energy Services, Inc.*		2,724,125
105,000	Universal Compression Holdings, Inc.*		3,976,350
80,000	Veritas DGC, Inc.*		2,396,800
172,500	Willbros Group, Inc.*		3,484,500

			15,468,435

	Packaging and Containers	0.87%
257,500	Crown Holdings, Inc.*		4,006,700

	Pipelines	2.08%
250,000	El Paso Corp.		2,645,000
110,000	Western Gas Resources, Inc.		3,789,500
170,000	Williams Cos., Inc.		3,197,700

			9,632,200

	Real Estate	0.65%
45,000	The St. Joe Co.		3,028,500

	Retail	5.60%
160,500	AFC Enterprises, Inc.*		4,094,355
134,500	Dillard’s, Inc.		3,618,050
75,000	IHOP Corp.		3,576,000
210,000	Movado Group, Inc.		3,885,000
190,000	ShopKo Stores, Inc.*		4,221,800
156,000	The Steak n Shake Co.*		3,018,600
192,500	Triarc Companies, Inc.		2,733,500
54,000	Triarc Companies, Inc., Class B		746,820

			25,894,125

Number of Shares			Value
	Savings and Loans	2.22%
160,000	BankAtlantic Bancorp, Inc.		$2,784,000
100,000	Citizens First Bancorp, Inc.		2,234,000
120,000	Home Federal Bancorp, Inc.*		1,458,000
130,000	NewAlliance Bancshares, Inc.		1,820,000
84,500	TierOne Corp.		1,985,750

			10,281,750

	Software	0.69%
170,000	MoneyGram International, Inc.		3,211,300

	Transportation	1.58%
190,000	Kansas City Southern*		3,659,400
112,000	Laidlaw International, Inc.*		2,329,600
100,000	Providence and Worcester Railroad Co.		1,330,000

			7,319,000

	Trucking and Leasing	0.80%
80,000	AMERCO*		3,704,000

	Total Common Stocks
	(cost $358,422,575)		443,039,901

Principal Amount
	SHORT-TERM INVESTMENTS	5.59%
$6,626,000	American Family Demand Note, 2.47%		6,626,000
19,201,100	US Bank Demand Note, 2.60%		19,201,100

	Total Short-Term Investments
	(cost $25,827,100)		25,827,100

	Total Investments	101.41%
	(cost $384,249,675)		468,867,001
	Liabilities less Other Assets	(1.41)%	(6,538,766)

	NET ASSETS	100.00%	$462,328,235

* Non-income producing.

Percentages are based on net assets.

See notes to the financial statements.

KEELEY Small Cap Value Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2005 (Unaudited)	Year Ended September 30, 2004
OPERATIONS:

Net investment loss	$(643,044)	$(740,094)

Net realized gain on investments	4,212,646	8,580,664

Change in net unrealized appreciation on investments	33,442,191	29,818,413

Net increase in net assets resulting from operations	37,011,793	37,658,983

DISTRIBUTIONS:

Net realized gains	(8,145,393)	—

CAPITAL STOCK TRANSACTIONS:

Proceeds from 7,337,008 and 3,106,257 shares issued, respectively	273,168,492	98,624,637

Proceeds from 186,920 and 0 shares of distributions reinvested, respectively	6,588,931	—

Cost of 1,459,657 and 646,573 shares redeemed, respectively	(53,272,039)	(19,777,694)

Net increase from capital stock transactions	226,485,384	78,846,943

TOTAL INCREASE IN NET ASSETS	255,351,784	116,505,926

NET ASSETS:

Beginning of period	206,976,451	90,470,525

End of period	$462,328,235	$206,976,451

See notes to the financial statements.

KEELEY Small Cap Value Fund, Inc.

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2005 (Unaudited)	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2001	Year Ended September 30, 2000
PER SHARE DATA (1)
Net asset value, beginning of period	$33.95	$24.88	$21.91	$22.43	$21.82	$20.85
Income from investment operations:
Net investment loss	(0.05)	(0.12)	(0.15)	(0.21)	(0.20)	(0.14)
Net realized and unrealized gains on investments	5.32	9.19	4.43	0.85	1.32	2.00

Total from investment operations	5.27	9.07	4.28	0.64	1.12	1.86

Less distributions:
Net realized gains	(1.20)	—	(1.31)	(1.16)	(0.51)	(0.89)

Net asset value, end of period	$38.02	$33.95	$24.88	$21.91	$22.43	$21.82

Total return (2) (3)	15.80%	36.45%	20.61%	2.57%	5.25%	9.39%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$462,328	$206,976	$90,471	$63,894	$57,784	$53,570
Ratio of expenses to average net assets (4)	1.51%	1.64%	1.75%	1.72%	1.80%	1.86%
Ratio of net investment loss to average net assets (4)	(0.41)%	(0.57)%	(0.68)%	(0.90)%	(0.90)%	(0.64)%
Portfolio turnover rate (3)	13.02%	29.63%	38.83%	45.31%	43.61%	44.84%

(1)	Per share data is for a share outstanding throughout the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	Not annualized for the six months ended March 31, 2005.
(4)	Annualized for the six months ended March 31, 2005.

See notes to the financial statements.

KEELEY Small Cap Value Fund, Inc.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2005

(Unaudited)

1.	ORGANIZATION

The KEELEY Small Cap Value Fund, Inc. (the “Fund”) was incorporated on May 17, 1993 as a Maryland corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the “1940 Act”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation—Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities (other than short-term obligations) are valued by a service that used electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures adopted by the Board of Directors. For each investment that is fair valued, the Fund considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

b) Federal Income and Excise Taxes—It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

c) Distributions to Shareholders—Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. Where appropriate, reclassifications between net asset accounts are made for such differences that permanent in nature.

KEELEY Small Cap Value Fund, Inc.

NOTES TO THE FINANCIAL STATEMENTS (continued)

March 31, 2005

(Unaudited)

d) Other—Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

e) Guarantees and Indemnifications—In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

3.	INVESTMENT ADVISORY AGREEMENT

The Fund has an agreement with Keeley Asset Management Corp. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the Fund’s average daily net assets, the Adviser will reimburse the Fund for the amount of such excess.

4.	DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Fund. The Fund paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. For the period from October 1, 2004 to March 31, 2005, the Fund paid $76,648 of distribution fees to the Distributor.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 2004 to March 31, 2005, were $241,527,373 and $40,248,472, respectively. For the period from October 1, 2004 to March 31, 2005, the Fund paid $742,462 of brokerage commissions on trades of securities to the Distributor.

KEELEY Small Cap Value Fund, Inc.

NOTES TO THE FINANCIAL STATEMENTS (continued)

March 31, 2005

(Unaudited)

6.	FEDERAL INCOME TAX INFORMATION

At March 31, 2005, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$384,513,749

Gross Unrealized Appreciation	$92,547,927
Gross Unrealized Depreciation	(8,194,675)

Net Unrealized Appreciation on Investments	$84,353,252

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the fiscal years ended September 30, 2004 and 2003 were as follows:

	2004	2003
Long-Term Capital Gains	$—	$3,967,366

As of September 30, 2004 the components of accumulated earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$8,145,367
Net Unrealized Appreciation on Investments	51,165,001

Total Accumulated Earnings	$59,310,368

The Fund utilized $28,076 of its capital loss carryforwards during the year ended September 30, 2004.

7.	OFFERING PRICE PER SHARE

The public offering price is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.5%.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2004 to March 31, 2005, the Fund was advised that the Distributor received $345,953 of sales charges. Sales charges are not an expense of the Fund and are not reflected in the financial statements of the Fund.

As specified in the Fund’s Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

KEELEY Small Cap Value Fund, Inc.

NOTES TO THE FINANCIAL STATEMENTS (continued)

March 31, 2005

(Unaudited)

8.	RELATED PARTY TRANSACTION

As of March 31, 2005, one director of the Fund beneficially owned 464,583 shares of the Fund, which represents 3.8% of the Fund’s outstanding shares.

KEELEY Small Cap Value Fund, Inc.

Expense Example

For the Six Months Ended March 31, 2005

(Unaudited)

As a shareholder of the KEELEY Small Cap Value Fund, Inc. (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 to March 31, 2005 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning account value October 1, 2004	Ending account value March 31, 2005	Expenses paid during the period ended March 31, 2005*
Actual	$1,000.00	$1,158.00	$8.14
Hypothetical (5% return before expenses)	1,000.00	1,017.46	7.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.51% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Investment Adviser

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Auditors

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

MELTZER, PURTILL, STELLE LLC

Schaumburg, Illinois

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor’s original cost. This material may only be used when preceded or accompanied by the Fund’s prospectus.

401 South LaSalle Street • Suite 1201 • Chicago • Illinois • 60605

(312) 786-5050 • (800) 533-5344 • FAX (312) 786-5003

KEELEY SMALL CAP VALUE FUND, INC.

SEMI-ANNUAL REPORT

MARCH 31, 2005

Item 2.	Code of Ethics.

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual reports

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting or in other factors during the second fiscal quarter of the period covered by this report that could materially affect, or are reasonably likely to materially affect these controls.

Item 12.	Exhibits.

(a)(1) Code of Ethics - Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(a)(3) Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEELEY Small Cap Value Fund, Inc.

By:	/s/ John L. Keeley, Jr.
John L. Keeley, Jr. President

Date: May 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John L. Keeley, Jr.
John L. Keeley, Jr. President

Date: May 25, 2005

By:	/s/ Emily Viehweg
Emily Viehweg Treasurer

Date: May 25, 2005